Contract Liabilities	12 Months Ended
Dec. 31, 2024
Contract Liabilities [Abstract]
Contract liabilities

12. Contract liabilities

	2024	2023
	In thousands of USD
Contract liabilities	$696	$1,034
Total	$696	$1,034

Contract liability refers to the payment received from a customer before the Company transfers the related services in advance. Contract liability primarily consists of advanced payment received from customers for which the Company’s revenue recognition criteria have not been met. The contract liability will be recognized as revenue once the criteria for revenue recognition have been met. The contract liability amounted to $1.03 million and $1.15 million was totally recognized for the years ended December 31, 2024 and 2023, respectively.